Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
(21) Related Party Transactions

The aggregate balance of direct and indirect loans to directors, executive officers or principal holders of equity securities of the Company was $5,504,230 as of December 31, 2011 and $9,797,492 as of December 31, 2010. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than a normal risk of collectibility.  A summary of activity of related party loans is shown below:

	2011	2010

Balance, Beginning	$9,797,492	$6,473,238

New Loans	15,455,299	12,533,229
Repayments	(17,871,362)	(9,208,975)
Transactions Due to Changes in Directors	(1,877,199)	-

Balance, Ending	$5,504,230	$9,797,492